UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2010
QuinStreet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34628	77-0512121
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)
950 Tower Lane, 6th floor
Foster City, CA 94404
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (650) 578-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statement and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-2.1
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement
     On November 5, 2010, QuinStreet, Inc., a Delaware corporation (“QuinStreet”), consummated an acquisition pursuant to a stock purchase agreement (the “Stock Purchase Agreement”), by and among QuinStreet, Car Insurance.com, Inc., a Florida corporation (“Target”), Car Insurance Agency, Inc., a Florida corporation, Car Insurance Holdings, Inc., a Florida corporation, and CarInsurance.com, Inc., an Oklahoma corporation (together with Target, the “Target Entities”), and Lloyd Register IV, Lloyd Register III, David Fitzgerald, Timothy Register, Randy Horowitz and Erick Pace, each a stockholder of the Target Entities (the “Sellers”). The closing of the transaction occurred concurrently with the execution of the Stock Purchase Agreement. Pursuant to the terms of the Stock Purchase Agreement, as of November 5, 2010, all of the issued and outstanding shares of the Target Entities were exchanged for the purchase price of $49,655,000.00, subject to certain deductions and adjustments as set forth in the Stock Purchase Agreement. As a result of the transaction, each of the Target Entities became wholly owned subsidiaries of QuinStreet. The Target Entities operate www.carinsurance.com, a website for consumers to research auto insurance information, receive and compare quotes from leading auto insurance carriers, and connect directly with insurance carriers and agencies. The Stock Purchase Agreement contained such representations, warranties, obligations and conditions as are customary for transactions of the type governed by such agreements. In addition, the Stock Purchase Agreement contained four-year non-competition and non-solicitation covenants by the Sellers.
     The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Stock Purchase Agreement which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.
     QuinStreet announced the stock purchase in a press release on November 8, 2010. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets
     The information set forth in Item 1.01 is incorporated by reference into this Item 2.01.
Item 9.01. Financial Statement and Exhibits.
(d) Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated November 5, 2010, by and among QuinStreet, Inc., Car Insurance.com, Inc., Car Insurance Agency, Inc., Car Insurance Holdings, Inc., CarInsurance.com, Inc., Lloyd Register IV, Lloyd Register III, David Fitzgerald, Timothy Register, Randy Horowitz and Erick Pace

99.1	Press Release dated November 8, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QuinStreet, Inc.
Dated: November 8, 2010	By:	/s/ Daniel Caul
Daniel Caul,
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated November 5, 2010, by and among QuinStreet, Inc., Car Insurance.com, Inc., Car Insurance Agency, Inc., Car Insurance Holdings, Inc., CarInsurance.com, Inc., Lloyd Register IV, Lloyd Register III, David Fitzgerald, Timothy Register, Randy Horowitz and Erick Pace

99.1	Press Release dated November 8, 2010